As filed with the Securities and Exchange Commission on July 13, 2007

Registration No. 333-144227

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	2711	36-4197635
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park

Fairport, New York 14450

(585) 598-0030

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Polly G. Sack

General Counsel

GateHouse Media, Inc.

350 WillowBrook Office Park

Fairport, New York 14450

(585) 598-0030

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

William N. Dye, Esq.	Richard B. Aftanas, Esq.
Willkie Farr & Gallagher LLP	Skadden, Arps, Slate, Meagher & Flom LLP
787 Seventh Avenue	Four Times Square
New York, New York 10019	New York, New York 10036
(212) 728-8000	(212) 735-3000

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement is being filed solely to amend Part II of the Registration Statement to file certain exhibits.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

Set forth below is a table of the registration fee for the Securities and Exchange Commission, the filing fee for the National Association of Securities Dealers, Inc., the listing fees for the New York Stock Exchange and estimates of all other expenses to be incurred in connection with the issuance and distribution of the securities described in the Registration Statement, other than underwriting discounts and commissions:

Securities and Exchange Commission registration fee	$11,301
NASD fee	37,313
New York Stock Exchange listing fee	95,225
Printing and engraving expenses	220,000
Legal fees and expenses	500,000
Accounting fees and expenses	900,000
Transfer agent and registrar fees	18,000
Miscellaneous	218,161

Total	$2,000,000

Item 14. Indemnification of Directors and Officers

We are a Delaware corporation. Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director’s fiduciary duty, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payments of dividends of unlawful stock purchase or redemptions), or (iv) for any transaction from which a director derived an improper personal benefit.

Reference is also made to Section 145 of the DGCL, which provides that a corporation may indemnify any person, including an officer or director, who is, or is threatened to be made, party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the corporation’s best interest and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any officer or director in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.

Our certificate of incorporation and by-laws generally eliminate the personal liability of our directors for breaches of fiduciary duty as a director and indemnify directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

We entered into indemnity agreements with each of our directors and executive officers, which provide for mandatory indemnity of an executive officer or director made party to a “proceeding” by reason of the fact that the indemnitee is or was an executive officer or director of ours, if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to our best interests and, in the case of a criminal proceeding, the indemnitee had no reasonable cause to believe that the indemnitee’s conduct was unlawful. These agreements will also obligate us to advance expenses to an indemnitee provided that the indemnitee will repay advanced expenses in the event the indemnitee is not entitled to indemnification. Indemnitees are also entitled to partial indemnification and indemnification for expenses incurred as a result of acting at our request as a director, officer or agent of an employee benefit plan or other partnership, corporation, joint venture, trust or other enterprise owned or controlled by us.

We maintain an insurance policy providing for indemnification of our officers, directors and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

Item 15. Recent Sales of Unregistered Securities

In June 2005, Fortress acquired 22,050,000 shares of our common stock for an aggregate purchase price of $220.5 million. In June 2005, certain members of management acquired an aggregate of 147,500 shares of our common stock for an aggregate purchase price of $1.475 million. In addition, on January 29, 2006, Michael E. Reed purchased 25,000 shares of our common stock for an aggregate purchase price of $0.25 million. Such sales were made in reliance on the exemption from registration pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 16. Exhibits

Exhibit Number	Description

1.1**	Form of Underwriting Agreement

2.1	Agreement and Plan of Merger and Securities Purchase Agreement, dated May 5, 2006, by and among GateHouse Media, Inc., ENM Merger Sub, Inc., HPM Merger Sub, Inc., ENHE Acquisition, LLC, ENM, Inc., Heritage Partners Media, Inc., Heritage Fund III, L.P., Heritage Fund IIIA, L.P., Heritage Investors III, LLC, Frank E. Richardson, individually and as trustee under certain voting trust agreements, James F. Plugh, Michael H. Plugh, Jennifer V. Plugh, Catherine T. Plugh, Myron F. Fuller, Richard Fuller, Thomas J. Branca, ENHE, LLC and Enterprise NewsMedia Holding, LLC, filed as Exhibit 2.1 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.1

2.2	Asset Purchase Agreement, dated May 5, 2006, by and among GateHouse Media, Inc., Herald Media, Inc. and CP Media, Inc., filed as Exhibit 2.3 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.2

2.3	Amendment Number One to Asset Purchase Agreement, dated June 6, 2006, by and among GateHouse Media, Inc., Herald Media, Inc. and CP Media, Inc., filed as Exhibit 2.4 to the Company’s Form S-1/A filed September 1, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.3

Exhibit Number	Description

2.4	Share Purchase Agreement, dated as of January 28, 2007, by and among SureWest Communications, as Seller, SureWest Directories and GateHouse Media, Inc., as Purchaser, filed as Exhibit 2.1 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.4

2.5	Stock and Asset Purchase Agreement, dated as of March 13, 2007, by and between GateHouse Media Illinois Holdings, Inc., as Buyer, and The Copley Press, Inc., as Seller, filed as Exhibit 2.1 to the Company’s Form 8-K filed April 11, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.5

2.6	Asset Purchase Agreement, dated as of November 30, 2006, among Northeast Publishing Company, Inc., Journal Company, Inc., and Taunton Acquisition, LLC, as Sellers, and Enterprise Publishing Company, LLC, as Purchaser, filed as Exhibit 2.1 to the Company’s Form 8-K/A filed May 4, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.6

2.7	Asset Purchase Agreement, dated April 12, 2007, by and among Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Pacific and Southern Company, Inc., Federated Publications, Inc., Media West – GSI, Inc., Media West – GRS, Inc., GateHouse Media Illinois Holdings, Inc., and GateHouse Media, Inc., filed as Exhibit 2.1 to the Company’s Form 8-K filed April 8, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.7

2.8	Asset Purchase Agreement, dated April 12, 2007, by and among Gannett Satellite Information Network, Inc., Media West – GSI, Inc., GateHouse Media Illinois Holdings, Inc., and GateHouse Media, Inc., filed as Exhibit 2.2 to the Company’s Form 8-K filed April 8, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.8

2.9*	Asset Purchase Agreement, dated June 28, 2007, by and among GateHouse Media, Inc., GateHouse Media West Virginia Holdings, Inc., GateHouse Media Illinois Holdings, Inc., Champion Publishing, Inc. and Champion Industries, Inc.

3.1	Second Amended and Restated Certificate of Incorporation of GateHouse Media, Inc., filed as Exhibit 3.1 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 3.1

3.2	Amended and Restated By-laws of GateHouse Media, Inc., filed as Exhibit 3.2 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 3.2

4.1	Form of common stock certificate, filed as Exhibit 4.1 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 4.1

4.2	Form of Investor Rights Agreement between GateHouse Media, Inc. and FIF III Liberty Holdings LLC, filed as Exhibit 4.2 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 4.2

5.1**	Opinion of Willkie Farr & Gallagher LLP

10.1	Liberty Group Publishing, Inc. Publisher’s Deferred Compensation Plan, filed as Exhibit 10.2 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.1

10.2	Liberty Group Publishing, Inc. Executive Benefit Plan, filed as Exhibit 10.3 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.2

Exhibit Number	Description

10.3	Liberty Group Publishing, Inc. Executive Deferral Plan, filed as Exhibit 10.4 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.3

10.4	Separation and Consulting Agreement, dated as of May 6, 2005, by and among Liberty Group Operating, Inc., Liberty Group Publishing, Inc. and Kenneth L. Serota, filed as Exhibit 10.5 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.4

10.5	Employment Agreement, dated as of January 3, 2006, by and among GateHouse Media, Inc., GateHouse Media Operating, Inc. and Michael E. Reed, filed as Exhibit 10.8 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.5

10.6	Employment Agreement, dated as of May 9, 2005, by and among Liberty Group Publishing, Inc., Liberty Group Operating, Inc. and Scott Tracy Champion, filed as Exhibit 10.9 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.6

10.7	Employment Agreement, dated as of May 9, 2005, by and among Liberty Group Publishing, Inc., Liberty Group Operating, Inc. and Randall W. Cope, filed as Exhibit 10.10 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.7

10.8	Employment Agreement, dated as of April 19, 2006, by and among GateHouse Media, Inc., GateHouse Media Operating, Inc. and Mark R. Thompson, filed as Exhibit 10.11 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.8

10.9	Employment Agreement, dated as of May 1, 2006, by and among GateHouse Media, Inc., GateHouse Media Operating, Inc. and Polly G. Sack, filed as Exhibit 10.12 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.9

10.10	Management Stockholder Agreement, dated as of January 29, 2006, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Michael E. Reed, filed as Exhibit 10.13 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.10

10.11	Amended and Restated Management Stockholder Agreement, dated as of March 1, 2006, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Scott Champion, filed as Exhibit 10.14 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.11

10.12	Amended and Restated Management Stockholder Agreement, dated as of March 1, 2006, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Randy Cope, filed as Exhibit 10.15 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.12

10.13	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Gene Hall, filed as Exhibit 10.16 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.13

Exhibit Number	Description

10.14	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Dan Lewis, filed as Exhibit 10.17 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.14

10.15	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Kelly Luvison, filed as Exhibit 10.18 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.15

10.16	Management Stockholder Agreement, dated as of May 17, 2006, by and between GateHouse Media, Inc., FIF III Liberty Holdings LLC and Polly G. Sack, filed as Exhibit 10.19 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.16

10.17	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Gerry Smith, filed as Exhibit 10.20 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.17

10.18	Management Stockholder Agreement, dated as of May 17, 2006, by and between GateHouse Media, Inc., FIF III Liberty Holdings LLC and Mark R. Thompson, filed as Exhibit 10.21 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.18

10.19	First Lien Credit Agreement, dated as of June 6, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., GateHouse Massachusetts III, Inc., the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent, filed as Exhibit 10.22 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.19

10.20	Secured Bridge Credit Agreement, dated as of June 6, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., GateHouse Massachusetts III, Inc., the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent, filed as Exhibit 10.23 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.20

10.21	GateHouse Media, Inc. Omnibus Stock Incentive Plan, filed as Exhibit 10.1 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.21

10.22	Form of Indemnification Agreement to be entered into by GateHouse Media, Inc. with each of its executive officers and directors, filed as Exhibit 10.6 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.22

Exhibit Number	Description

10.23	First Amendment to First Lien Credit Agreement, Secured Bridge Credit Agreement and Intercreditor Agreement, dated as of June 21, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., ENHE Acquisition, LLC, the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, Wachovia Bank, National Association as Administrative Agent for the first lien lenders, Wachovia Investment Holdings, LLC as Administrative Agent for the second lien lenders and Wachovia Bank, National Association as Control Agent, filed as Exhibit 10.23 to the Company’s Form S-1/A filed October 20, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.23

10.24	Second Amendment to First Lien Credit Agreement, dated October 11, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., ENHE Acquisition, LLC, the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, Wachovia Bank, National Association as Administrative Agent, filed as Exhibit 10.24 to the Company’s Form S-1/A filed October 20, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.24

10.25	License Agreement, dated as of February 28, 2007, by and between SureWest Communications and GateHouse Media, Inc, filed as Exhibit 10.1 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.25

10.26	Amended and Restated Credit Agreement, dated as of February 27, 2007, among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, the Lenders Parties thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, Morgan Stanley Senior Funding, Inc. and BMO Capital Markets Financing, Inc., as co-documentation Agents and Wachovia Bank, National Association, as Administrative Agent, Wachovia Capital Markets, LLC, Goldman Sachs Credit Partners L.P., General Electric Capital Corporation and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Book Runners, filed as Exhibit 10.1 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.26

10.27	The Amended and Restated Security Agreement, dated as of February 28, 2007, among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, and Wachovia Bank, National Association, as Administrative Agent for the several banks and other financial institutions as may from time to time becomes parties to such Credit Agreement (individually a “Lender” and collectively the “Lenders”), Wachovia Bank, National Association, in its capacity as Control Agent under the Credit Agreement referred to below (in such capacity, the “Control Agent”) for the Administrative Agent (on behalf of the Lenders), filed as Exhibit 10.2 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.27

Exhibit Number	Description

10.28	Amended and Restated Pledge Agreement, dated as of February 28 2007, among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, and Wachovia Bank, National Association, as Administrative Agent, for the several banks and other financial institutions as may from time to time becomes parties to such Credit Agreement, filed as Exhibit 10.3 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.28

10.29	Bridge Credit Agreement, dated as of April 11, 2007, among GateHouse Media, Inc., as the Company, those certain Domestic Subsidiaries of the Company from time to time Parties thereto as Guarantors, the Lenders Parties thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent and Wachovia Investment Holdings, LLC, as Administrative Agent, Wachovia Capital Markets, LLC, Goldman Sachs Credit Partners L.P., and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Book Runners, filed as Exhibit 10.1 to the Company’s Form 8-K filed April 13, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.29

10.30	Pledge Agreement, dated as of April 11, 2007, among GateHouse Media, Inc., as Pledgor and Wachovia Investment Holdings, LLC, in its capacity as Administrative Agent for the several banks and other financial institutions as may from time to time becomes parties to such Credit Agreement, filed as Exhibit 10.2 to the Company’s Form 8-K filed April 13, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.30

10.31	First Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2007, by and among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, the Lenders Parties thereto, and Wachovia Bank, National Association, as Administrative Agent, filed as Exhibit 99.1 to the Company’s Form 8-K filed May 11, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.31.

10.32	Memo of Understanding dated as of December 20, 2006, by and among GateHouse Media, Inc, f/k/a Liberty Group Publishing, Inc., a Delaware corporation, GateHouse Media Operating, Inc. f/k/a Liberty Group Operating, Inc., a Delaware corporation and Mark Thompson, filed as Exhibit 10.1 to the Company’s Form 10-Q filed May 16, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.31

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 13, 2007, filed as Exhibit 16.1 to the Company’s Form 8-K/A filed April 13, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 16.1

21.1**	Subsidiaries of GateHouse Media, Inc.

23.1**	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1)

23.2**	Consent of KPMG LLP with respect to the consolidated financial statements of GateHouse Media, Inc.

23.3**	Consent of PricewaterhouseCoopers LLP with respect to the financial statements of CP Media

Exhibit Number	Description

23.4**	Consent of Grant Thornton LLP with respect to the consolidated financial statements of Enterprise NewsMedia, LLC

23.5**	Consent of PricewaterhouseCoopers LLP with respect to the consolidated financial statements of Enterprise NewsMedia, Inc. and Enterprise NewsMedia, LLC

23.6**	Consent of KPMG LLP with respect to the combined financial statements of the Midwest Newspaper Business of The Copley Press, Inc.

23.7**	Consent of Ernst & Young LLP with respect to the combined financial statements of the Carved-out Newspapers of Gannett Co., Inc.

23.8**	Consent of Dirks, Van Essen & Murray

23.9**	Consent of Inland Press Association

24*	Powers of Attorney (included on signature page)

*	Filed herewith
**	Previously filed

Item 17. Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on July 13, 2007.

GATEHOUSE MEDIA, INC.

By:	/s/ Michael E. Reed
Name: Michael E. Reed Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Wesley R. Edens	Chairman of the Board	July 13, 2007

/S/ MICHAEL E. REED Michael E. Reed	Chief Executive Officer (principal executive officer)	July 13, 2007

* Mark Thompson	Chief Financial Officer (principal financial officer)	July 13, 2007

* Linda Hill	Corporate Controller (principal accounting officer)	July 13, 2007

* Martin Bandier	Director	July 13, 2007

* Richard L. Friedman	Director	July 13, 2007

* Burl Osborne	Director	July 13, 2007

* Howard Rubin	Director	July 13, 2007

* Kevin M. Sheehan	Director	July 13, 2007

* By:	/S/ MICHAEL E. REED Michael E. Reed Attorney-in-fact

Exhibits

Exhibit Number	Description

1.1**	Form of Underwriting Agreement

2.1	Agreement and Plan of Merger and Securities Purchase Agreement, dated May 5, 2006, by and among GateHouse Media, Inc., ENM Merger Sub, Inc., HPM Merger Sub, Inc., ENHE Acquisition, LLC, ENM, Inc., Heritage Partners Media, Inc., Heritage Fund III, L.P., Heritage Fund IIIA, L.P., Heritage Investors III, LLC, Frank E. Richardson, individually and as trustee under certain voting trust agreements, James F. Plugh, Michael H. Plugh, Jennifer V. Plugh, Catherine T. Plugh, Myron F. Fuller, Richard Fuller, Thomas J. Branca, ENHE, LLC and Enterprise NewsMedia Holding, LLC, filed as Exhibit 2.1 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.1

2.2	Asset Purchase Agreement, dated May 5, 2006, by and among GateHouse Media, Inc., Herald Media, Inc. and CP Media, Inc., filed as Exhibit 2.3 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.2

2.3	Amendment Number One to Asset Purchase Agreement, dated June 6, 2006, by and among GateHouse Media, Inc., Herald Media, Inc. and CP Media, Inc., filed as Exhibit 2.4 to the Company’s Form S-1/A filed September 1, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.3

2.4	Share Purchase Agreement, dated as of January 28, 2007, by and among SureWest Communications, as Seller, SureWest Directories and GateHouse Media, Inc., as Purchaser, filed as Exhibit 2.1 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.4

2.5	Stock and Asset Purchase Agreement, dated as of March 13, 2007, by and between GateHouse Media Illinois Holdings, Inc., as Buyer, and The Copley Press, Inc., as Seller, filed as Exhibit 2.1 to the Company’s Form 8-K filed April 11, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.5

2.6	Asset Purchase Agreement, dated as of November 30, 2006, among Northeast Publishing Company, Inc., Journal Company, Inc., and Taunton Acquisition, LLC, as Sellers, and Enterprise Publishing Company, LLC, as Purchaser, filed as Exhibit 2.1 to the Company’s Form 8-K/A filed May 4, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.6

2.7	Asset Purchase Agreement, dated April 12, 2007, by and among Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Pacific and Southern Company, Inc., Federated Publications, Inc., Media West – GSI, Inc., Media West – GRS, Inc., GateHouse Media Illinois Holdings, Inc., and GateHouse Media, Inc., filed as Exhibit 2.1 to the Company’s Form 8-K filed April 8, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.7

2.8	Asset Purchase Agreement, dated April 12, 2007, by and among Gannett Satellite Information Network, Inc., Media West – GSI, Inc., GateHouse Media Illinois Holdings, Inc., and GateHouse Media, Inc., filed as Exhibit 2.2 to the Company’s Form 8-K filed April 8, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 2.8

2.9*	Asset Purchase Agreement, dated June 28, 2007, by and among GateHouse Media, Inc., GateHouse Media West Virginia Holdings, Inc., GateHouse Media Illinois Holdings, Inc., Champion Publishing, Inc. and Champion Industries, Inc.

3.1	Second Amended and Restated Certificate of Incorporation of GateHouse Media, Inc., filed as Exhibit 3.1 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 3.1

Exhibit Number	Description

3.2	Amended and Restated By-laws of GateHouse Media, Inc., filed as Exhibit 3.2 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 3.2

4.1	Form of common stock certificate, filed as Exhibit 4.1 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 4.1

4.2	Form of Investor Rights Agreement between GateHouse Media, Inc. and FIF III Liberty Holdings LLC, filed as Exhibit 4.2 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 4.2

5.1**	Opinion of Willkie Farr & Gallagher LLP

10.1	Liberty Group Publishing, Inc. Publisher’s Deferred Compensation Plan, filed as Exhibit 10.2 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.1

10.2	Liberty Group Publishing, Inc. Executive Benefit Plan, filed as Exhibit 10.3 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.2

10.3	Liberty Group Publishing, Inc. Executive Deferral Plan, filed as Exhibit 10.4 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.3

10.4	Separation and Consulting Agreement, dated as of May 6, 2005, by and among Liberty Group Operating, Inc., Liberty Group Publishing, Inc. and Kenneth L. Serota, filed as Exhibit 10.5 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.4

10.5	Employment Agreement, dated as of January 3, 2006, by and among GateHouse Media, Inc., GateHouse Media Operating, Inc. and Michael E. Reed, filed as Exhibit 10.8 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.5

10.6	Employment Agreement, dated as of May 9, 2005, by and among Liberty Group Publishing, Inc., Liberty Group Operating, Inc. and Scott Tracy Champion, filed as Exhibit 10.9 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.6

10.7	Employment Agreement, dated as of May 9, 2005, by and among Liberty Group Publishing, Inc., Liberty Group Operating, Inc. and Randall W. Cope, filed as Exhibit 10.10 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.7

10.8	Employment Agreement, dated as of April 19, 2006, by and among GateHouse Media, Inc., GateHouse Media Operating, Inc. and Mark R. Thompson, filed as Exhibit 10.11 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.8

10.9	Employment Agreement, dated as of May 1, 2006, by and among GateHouse Media, Inc., GateHouse Media Operating, Inc. and Polly G. Sack, filed as Exhibit 10.12 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.9

10.10	Management Stockholder Agreement, dated as of January 29, 2006, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Michael E. Reed, filed as Exhibit 10.13 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.10

Exhibit Number	Description

10.11	Amended and Restated Management Stockholder Agreement, dated as of March 1, 2006, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Scott Champion, filed as Exhibit 10.14 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.11

10.12	Amended and Restated Management Stockholder Agreement, dated as of March 1, 2006, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Randy Cope, filed as Exhibit 10.15 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.12

10.13	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Gene Hall, filed as Exhibit 10.16 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.13

10.14	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Dan Lewis, filed as Exhibit 10.17 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.14

10.15	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Kelly Luvison, filed as Exhibit 10.18 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.15

10.16	Management Stockholder Agreement, dated as of May 17, 2006, by and between GateHouse Media, Inc., FIF III Liberty Holdings LLC and Polly G. Sack, filed as Exhibit 10.19 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.16

10.17	Management Stockholder Agreement, dated as of June 6, 2005, by and between Liberty Group Publishing, Inc., FIF III Liberty Holdings LLC and Gerry Smith, filed as Exhibit 10.20 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.17

10.18	Management Stockholder Agreement, dated as of May 17, 2006, by and between GateHouse Media, Inc., FIF III Liberty Holdings LLC and Mark R. Thompson, filed as Exhibit 10.21 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.18

10.19	First Lien Credit Agreement, dated as of June 6, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., GateHouse Massachusetts III, Inc., the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent, filed as Exhibit 10.22 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.19

10.20	Secured Bridge Credit Agreement, dated as of June 6, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., GateHouse Massachusetts III, Inc., the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent, filed as Exhibit 10.23 to the Company’s Form S-1 filed July 21, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.20

Exhibit Number	Description

10.21	GateHouse Media, Inc. Omnibus Stock Incentive Plan, filed as Exhibit 10.1 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.21

10.22	Form of Indemnification Agreement to be entered into by GateHouse Media, Inc. with each of its executive officers and directors, filed as Exhibit 10.6 to the Company’s Form S-1/A filed October 11, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.22

10.23	First Amendment to First Lien Credit Agreement, Secured Bridge Credit Agreement and Intercreditor Agreement, dated as of June 21, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., ENHE Acquisition, LLC, the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, Wachovia Bank, National Association as Administrative Agent for the first lien lenders, Wachovia Investment Holdings, LLC as Administrative Agent for the second lien lenders and Wachovia Bank, National Association as Control Agent, filed as Exhibit 10.23 to the Company’s Form S-1/A filed October 20, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.23

10.24	Second Amendment to First Lien Credit Agreement, dated October 11, 2006, by and between GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Massachusetts I, Inc., GateHouse Massachusetts II, Inc., ENHE Acquisition, LLC, the domestic subsidiaries of GateHouse Media Holdco, Inc., as Guarantors, Wachovia Bank, National Association as Administrative Agent, filed as Exhibit 10.24 to the Company’s Form S-1/A filed October 20, 2006 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.24

10.25	License Agreement, dated as of February 28, 2007, by and between SureWest Communications and GateHouse Media, Inc, filed as Exhibit 10.1 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.25

10.26	Amended and Restated Credit Agreement, dated as of February 27, 2007, among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, the Lenders Parties thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, Morgan Stanley Senior Funding, Inc. and BMO Capital Markets Financing, Inc., as co-documentation Agents and Wachovia Bank, National Association, as Administrative Agent, Wachovia Capital Markets, LLC, Goldman Sachs Credit Partners L.P., General Electric Capital Corporation and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Book Runners, filed as Exhibit 10.1 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.26

10.27	The Amended and Restated Security Agreement, dated as of February 28, 2007, among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, and Wachovia Bank, National Association, as Administrative Agent for the several banks and other financial institutions as may from time to time becomes parties to such Credit Agreement (individually a “Lender” and collectively the “Lenders”), Wachovia Bank, National Association, in its capacity as Control Agent under the Credit Agreement referred to below (in such capacity, the “Control Agent”) for the Administrative Agent (on behalf of the Lenders), filed as Exhibit 10.2 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.27

Exhibit Number	Description

10.28	Amended and Restated Pledge Agreement, dated as of February 28 2007, among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, and Wachovia Bank, National Association, as Administrative Agent, for the several banks and other financial institutions as may from time to time becomes parties to such Credit Agreement, filed as Exhibit 10.3 to the Company’s Form 8-K filed March 1, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.28

10.29	Bridge Credit Agreement, dated as of April 11, 2007, among GateHouse Media, Inc., as the Company, those certain Domestic Subsidiaries of the Company from time to time Parties thereto as Guarantors, the Lenders Parties thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent and Wachovia Investment Holdings, LLC, as Administrative Agent, Wachovia Capital Markets, LLC, Goldman Sachs Credit Partners L.P., and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Book Runners, filed as Exhibit 10.1 to the Company’s Form 8-K filed April 13, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.29

10.30	Pledge Agreement, dated as of April 11, 2007, among GateHouse Media, Inc., as Pledgor and Wachovia Investment Holdings, LLC, in its capacity as Administrative Agent for the several banks and other financial institutions as may from time to time becomes parties to such Credit Agreement, filed as Exhibit 10.2 to the Company’s Form 8-K filed April 13, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.30

10.31	First Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2007, by and among GateHouse Media Holdco, Inc., as Holdco, GateHouse Media Operating, Inc., as the Company, GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc. and ENHE Acquisition, LLC, as Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time Parties thereto, as Guarantors, the Lenders Parties thereto, and Wachovia Bank, National Association, as Administrative Agent, filed as Exhibit 99.1 to the Company’s Form 8-K filed May 11, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.31.

10.32	Memo of Understanding dated as of December 20, 2006, by and among GateHouse Media, Inc, f/k/a Liberty Group Publishing, Inc., a Delaware corporation, GateHouse Media Operating, Inc. f/k/a Liberty Group Operating, Inc., a Delaware corporation and Mark Thompson, filed as Exhibit 10.1 to the Company’s Form 10-Q filed May 16, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 10.32

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 13, 2007, filed as Exhibit 16.1 to the Company’s Form 8-K/A filed April 13, 2007 (File No. 001-33091), is hereby incorporated by reference as Exhibit 16.1

21.1**	Subsidiaries of GateHouse Media, Inc.

23.1**	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1)

23.2**	Consent of KPMG LLP with respect to the consolidated financial statements of GateHouse Media, Inc.

23.3**	Consent of PricewaterhouseCoopers LLP with respect to the financial statements of CP Media

23.4**	Consent of Grant Thornton LLP with respect to the consolidated financial statements of Enterprise NewsMedia, LLC

Exhibit Number	Description

23.5**	Consent of PricewaterhouseCoopers LLP with respect to the consolidated financial statements of Enterprise NewsMedia, Inc. and Enterprise NewsMedia, LLC

23.6**	Consent of KPMG LLP with respect to the combined financial statements of the Midwest Newspaper Business of The Copley Press, Inc.

23.7**	Consent of Ernst & Young LLP with respect to the combined financial statements of the Carved-out Newspapers of Gannett Co., Inc.

23.8**	Consent of Dirks, Van Essen & Murray

23.9**	Consent of Inland Press Association

24*	Powers of Attorney (included on signature page)

*	Filed herewith
**	Previously filed